                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-07715
                  ---------------------------------------------

              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
              Credit Suisse Global Post-Venture Capital Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: October 31, 2003

Date of reporting period: November 1, 2002 to October 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2003


- CREDIT SUISSE
  GLOBAL POST-VENTURE CAPITAL FUND


MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2003; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2003 (Unaudited)

                                                               November 25, 2003

Dear Shareholder:

   For the 12 months ended October 31, 2003, the Common Class Shares and Advisor Class Shares of Credit Suisse Global Post-Venture Capital Fund, Inc.(1) (the "Fund") had gains of 36.84% and 36.60%, respectively, versus increases of 21.57% for the Morgan Stanley Capital International World Index,(2) 39.30% for the Russell Midcap(R) Growth Index,(2) 46.55% for the Russell 2000(R) Growth Index(2) and 22.65% for the Lipper Global Funds Index.(2) The Fund's Class A Shares(3) (without sales charge), Class B Shares(3) (without contingent deferred sales charge) and Class C Shares(3) (without contingent deferred sales charge) had gains of 37.09%, 35.84% and 35.90%, respectively, for the same period.

   The period was a positive one for most stock markets around the world. While markets initially struggled, due largely to shifting perceptions of how a war with Iraq might proceed, they began to recover in late March on progress made by the U.S. and its allies. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential recovery in the U.S. economy -- and by extension, the global economy -- also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators in the U.S., Europe and non-Japan Asia.

   We attribute the Fund's outperformance of its Morgan Stanley Capital International benchmark to good showings from its consumer-discretionary, consumer-staples, technology and health-care stocks in particular. The Fund also outpaced the Lipper Global Funds Index, which we attribute to the Fund having an above-average emphasis on growth stocks during a period when those type of stocks performed well. However, the Fund lagged the Russell Midcap(R) Growth Index, which we attribute to the Fund's avoidance of certain companies in that index with lackluster or even negative earnings. Such companies, especially within the technology sector, benefited from speculation that an improving economy would aid these long-struggling stocks. Our focus remained on companies we deem to have more compelling financial profiles.

   We made no major changes to the Fund's regional or sector allocation. From a regional standpoint, we remained biased in favor of the U.S., based on company-specific factors as well as our positive outlook on the country's economic prospects. The bulk of the rest of the portfolio was mostly invested in the U.K. and Continental Europe, with smaller positions in Canada, Japan and non-Japan Asia. Noteworthy sector weightings (aside from technology, which accounts for the lion's share of the post-venture-capital world) included consumer stocks, most specifically retail companies. We continued to favor these stocks for their potential to be early beneficiaries of a U.S. and global economic rebound. Elsewhere, we modestly increased our exposure to health-care services companies late in the period, mostly hospitals.

   While we are encouraged by the strong third-quarter U.S. GDP growth rate and by some recent improvements in the employment picture, a good deal of optimism may already be priced into the market. But regardless of what may be in store for stocks over the near term, we continue to believe that venture-backed companies comprise an asset class that offers growth potential for patient investors. These companies typically have managements that are incented by equity ownership; they tend to develop innovative technologies and products within a range of industries; and they often receive management expertise and professional contacts from venture capitalists. We view these as growth-supporting factors, and we will continue to strive to identify companies we deem to have the best long-term prospects.

   The Credit Suisse Global Post-Venture Capital Team

Robert S. Janis                 Greg Norton-Kidd                 Calvin E. Chung

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE OF THE NATURE OF THE FUND'S POST-VENTURE-CAPITAL INVESTMENTS AND CERTAIN AGGRESSIVE STRATEGIES IT MAY USE, AN INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE
     GLOBAL POST-VENTURE CAPITAL FUND(1) COMMON CLASS SHARES, ADVISOR CLASS SHARES, THE RUSSELL MIDCAP(R) GROWTH INDEX(2), THE LIPPER GLOBAL FUNDS
   INDEX(2), MSCI WORLD INDEX(2) AND THE RUSSELL 2000(R) GROWTH INDEX(2) FROM
                              INCEPTION (9/30/96).

             CREDIT SUISSE     CREDIT SUISSE
             GLOBAL            GLOBAL
             POST-VENTURE      POST-VENTURE
             CAPITAL FUND(1)   CAPITAL FUND(1)   RUSSELL MIDCAP(R) LIPPER GLOBAL     MSCI WORLD        RUSSELL 2000(R)
             COMMON CLASS      ADVISOR CLASS     GROWTH INDEX(2)   FUNDS INDEX(2)    INDEX(2)          GROWTH INDEX(2)
   9/30/96   $        10,000   $        10,000   $        10,000   $        10,000   $        10,000   $        10,000
  10/31/96   $         9,860   $         9,850   $         9,883   $        10,003   $        10,072   $         9,569
  11/30/96   $        10,020   $        10,010   $        10,465   $        10,476   $        10,638   $         9,835
  12/31/96   $        10,060   $        10,050   $        10,289   $        10,492   $        10,469   $        10,026
   1/31/97   $        10,340   $        10,330   $        10,744   $        10,727   $        10,597   $        10,277
   2/28/97   $         9,760   $         9,740   $        10,507   $        10,793   $        10,721   $         9,656
   3/31/97   $         9,140   $         9,120   $         9,914   $        10,663   $        10,511   $         8,975
   4/30/97   $         9,180   $         9,160   $        10,156   $        10,799   $        10,856   $         8,871
   5/31/97   $        10,120   $        10,090   $        11,066   $        11,459   $        11,528   $        10,204
   6/30/97   $        10,380   $        10,360   $        11,373   $        11,951   $        12,105   $        10,550
   7/31/97   $        11,160   $        11,120   $        12,461   $        12,548   $        12,664   $        11,091
   8/31/97   $        10,970   $        10,940   $        12,340   $        11,853   $        11,818   $        11,424
   9/30/97   $        11,760   $        11,720   $        12,964   $        12,589   $        12,462   $        12,335
  10/31/97   $        11,150   $        11,110   $        12,315   $        11,797   $        11,808   $        11,595
  11/30/97   $        11,020   $        10,970   $        12,444   $        11,821   $        12,019   $        11,318
  12/31/97   $        10,937   $        10,885   $        12,608   $        11,960   $        12,167   $        11,325
   1/31/98   $        10,698   $        10,646   $        12,381   $        12,094   $        12,508   $        11,173
   2/28/98   $        11,903   $        11,839   $        13,545   $        12,911   $        13,357   $        12,160
   3/31/98   $        12,713   $        12,649   $        14,113   $        13,560   $        13,923   $        12,670
   4/30/98   $        13,440   $        13,365   $        14,304   $        13,758   $        14,061   $        12,748
   5/31/98   $        12,921   $        12,846   $        13,716   $        13,640   $        13,887   $        11,822
   6/30/98   $        13,118   $        13,043   $        14,104   $        13,683   $        14,218   $        11,942
   7/31/98   $        12,484   $        12,410   $        13,500   $        13,688   $        14,197   $        10,945
   8/31/98   $         9,867   $         9,806   $        10,923   $        11,695   $        12,306   $         8,419
   9/30/98   $        10,282   $        10,221   $        11,749   $        11,702   $        12,526   $         9,272
  10/31/98   $        10,937   $        10,854   $        12,615   $        12,476   $        13,661   $         9,756
  11/30/98   $        11,872   $        11,788   $        13,465   $        13,163   $        14,475   $        10,513
  12/31/98   $        13,064   $        12,968   $        14,860   $        13,710   $        15,184   $        11,464
   1/31/99   $        13,626   $        13,530   $        15,305   $        13,997   $        15,519   $        11,980
   2/28/99   $        14,179   $        14,082   $        14,557   $        13,593   $        15,108   $        10,884
   3/31/99   $        15,283   $        15,175   $        15,368   $        14,059   $        15,740   $        11,271
   4/30/99   $        16,210   $        16,091   $        16,068   $        14,697   $        16,362   $        12,267
   5/31/99   $        15,950   $        15,830   $        15,861   $        14,265   $        15,767   $        12,286
   6/30/99   $        18,492   $        18,339   $        16,969   $        14,984   $        16,504   $        12,933
   7/31/99   $        19,242   $        19,088   $        16,428   $        15,024   $        16,456   $        12,533
   8/31/99   $        19,346   $        19,182   $        16,258   $        15,009   $        16,429   $        12,065
   9/30/99   $        19,429   $        19,255   $        16,119   $        14,878   $        16,272   $        12,297
  10/31/99   $        20,054   $        19,869   $        17,366   $        15,457   $        17,120   $        12,612
  11/30/99   $        25,409   $        25,166   $        19,164   $        16,495   $        17,604   $        13,946
  12/31/99   $        31,480   $        31,185   $        22,482   $        18,328   $        19,031   $        16,404
 1/31/2000   $        32,374   $        32,079   $        22,478   $        17,612   $        17,944   $        16,251
 2/29/2000   $        39,690   $        39,327   $        27,203   $        18,701   $        17,994   $        20,032
 3/31/2000   $        38,738   $        38,375   $        27,230   $        19,167   $        19,240   $        17,926
 4/30/2000   $        34,743   $        34,402   $        24,586   $        18,211   $        18,429   $        16,116
 5/31/2000   $        31,794   $        31,475   $        22,793   $        17,669   $        17,965   $        14,705
 6/30/2000   $        34,360   $        34,007   $        25,212   $        18,369   $        18,572   $        16,605
 7/31/2000   $        33,117   $        32,765   $        23,616   $        17,997   $        18,051   $        15,182
 8/31/2000   $        37,507   $        37,109   $        27,177   $        18,727   $        18,641   $        16,779
 9/30/2000   $        35,985   $        35,587   $        25,848   $        17,732   $        17,652   $        15,945
10/31/2000   $        32,130   $        31,777   $        24,080   $        17,300   $        17,358   $        14,651
11/30/2000   $        25,732   $        25,448   $        18,848   $        16,292   $        16,307   $        11,991
12/31/2000   $        26,359   $        26,063   $        19,841   $        16,770   $        16,573   $        12,724
 1/31/2001   $        27,218   $        26,899   $        20,974   $        17,047   $        16,895   $        13,754
 2/28/2001   $        23,537   $        23,264   $        17,346   $        15,798   $        15,469   $        11,869
 3/31/2001   $        20,518   $        20,279   $        14,863   $        14,701   $        14,456   $        10,790
 4/30/2001   $        22,330   $        22,056   $        17,341   $        15,708   $        15,528   $        12,110
 5/31/2001   $        21,900   $        21,626   $        17,259   $        15,613   $        15,335   $        12,391
 6/30/2001   $        21,285   $        21,022   $        17,268   $        15,174   $        14,857   $        12,729
 7/31/2001   $        19,915   $        19,652   $        16,104   $        14,798   $        14,661   $        11,644
 8/31/2001   $        18,765   $        18,525   $        14,937   $        14,210   $        13,960   $        10,916
 9/30/2001   $        16,036   $        15,819   $        12,468   $        12,882   $        12,732   $         9,154
10/31/2001   $        17,104   $        16,864   $        13,778   $        13,203   $        12,977   $        10,035
11/30/2001   $        18,463   $        18,200   $        15,262   $        13,923   $        13,747   $        10,873
12/31/2001   $        19,206   $        18,920   $        15,842   $        14,126   $        13,835   $        11,550
 1/31/2002   $        18,428   $        18,154   $        15,328   $        13,698   $        13,417   $        11,139
 2/28/2002   $        17,720   $        17,445   $        14,459   $        13,617   $        13,303   $        10,418
 3/31/2002   $        18,660   $        18,363   $        15,562   $        14,262   $        13,894   $        11,323
 4/30/2002   $        18,080   $        17,794   $        14,739   $        13,916   $        13,427   $        11,079
 5/31/2002   $        17,499   $        17,224   $        14,299   $        13,948   $        13,458   $        10,431
 6/30/2002   $        16,419   $        16,156   $        12,721   $        13,138   $        12,645   $         9,546
 7/31/2002   $        14,329   $        14,100   $        11,484   $        11,976   $        11,580   $         8,079
 8/31/2002   $        13,772   $        13,543   $        11,444   $        12,031   $        11,604   $         8,075
 9/30/2002   $        12,460   $        12,253   $        10,535   $        10,835   $        10,331   $         7,492
10/31/2002   $        12,796   $        12,567   $        11,352   $        11,454   $        11,095   $         7,871
11/30/2002   $        13,725   $        13,485   $        12,241   $        12,015   $        11,696   $         8,651
12/31/2002   $        12,576   $        12,346   $        11,501   $        11,491   $        11,131   $         8,054
 1/31/2003   $        12,181   $        11,963   $        11,389   $        11,123   $        10,795   $         7,835
 2/28/2003   $        11,763   $        11,545   $        11,290   $        10,849   $        10,610   $         7,626
 3/31/2003   $        11,519   $        11,301   $        11,500   $        10,729   $        10,581   $         7,741
 4/30/2003   $        12,703   $        12,462   $        12,283   $        11,650   $        11,526   $         8,473
 5/31/2003   $        14,190   $        13,914   $        13,464   $        12,368   $        12,190   $         9,428
 6/30/2003   $        14,736   $        14,449   $        13,657   $        12,605   $        12,406   $         9,610
 7/31/2003   $        15,270   $        14,971   $        14,144   $        12,872   $        12,660   $        10,337
 8/31/2003   $        16,245   $        15,924   $        14,924   $        13,212   $        12,937   $        10,892
 9/30/2003   $        16,245   $        15,924   $        14,634   $        13,285   $        13,019   $        10,616
10/31/2003   $        17,511   $        17,166   $        15,814   $        14,049   $        13,794   $        11,533

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[CHART]

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE
     GLOBAL POST-VENTURE CAPITAL FUND(1) CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES, THE RUSSELL MIDCAP(R) GROWTH INDEX(2), THE LIPPER GLOBAL
         FUNDS INDEX(2), THE MSCI WORLD INDEX(2) AND THE RUSSELL 2000(R)
                    GROWTH INDEX(2) FROM INCEPTION (7/31/01).

                             CREDIT SUISSE    CREDIT SUISSE
                             GLOBAL           GLOBAL
            CREDIT SUISSE    POST-VENTURE     POST-VENTURE
            GLOBAL           CAPITAL FUND(1)  CAPITAL FUND(1)
            POST-VENTURE     CLASS B          CLASS C
            CAPITAL FUND(1)  (WITH MAXIMUM    (WITH MAXIMUM
            CLASS A          CONTINGENT       CONTINGENT       RUSSELL
            (WITH MAXIMUM    DEFERRED SALES   DEFERRED SALES   MIDCAP(R)        LIPPER GLOBAL    MSCI WORLD       RUSSELL 2000(R)
            SALES CHARGE)    CHARGE)          CHARGE)          GROWTH INDEX(2)  FUNDS INDEX(2)   INDEX(2)         GROWTH INDEX(2)
 7/31/2001  $         9,425  $        10,000  $        10,000  $        10,000  $        10,000  $        10,000  $        10,000
 8/31/2001  $         8,879  $         9,417  $         9,417  $         9,275  $         9,603  $         9,522  $         9,375
 9/30/2001  $         7,588  $         8,041  $         8,041  $         7,742  $         8,706  $         8,684  $         7,862
10/31/2001  $         8,099  $         8,577  $         8,583  $         8,556  $         8,923  $         8,851  $         8,618
11/30/2001  $         8,736  $         9,254  $         9,259  $         9,477  $         9,409  $         9,376  $         9,338
12/31/2001  $         9,088  $         9,615  $         9,621  $         9,837  $         9,546  $         9,436  $         9,919
 1/31/2002  $         8,720  $         9,219  $         9,224  $         9,518  $         9,257  $         9,152  $         9,566
 2/28/2002  $         8,385  $         8,857  $         8,869  $         8,978  $         9,202  $         9,074  $         8,947
 3/31/2002  $         8,830  $         9,324  $         9,329  $         9,663  $         9,638  $         9,477  $         9,725
 4/30/2002  $         8,555  $         9,026  $         9,032  $         9,152  $         9,404  $         9,159  $         9,515
 5/31/2002  $         8,286  $         8,735  $         8,741  $         8,879  $         9,426  $         9,180  $         8,958
 6/30/2002  $         7,775  $         8,192  $         8,198  $         7,899  $         8,878  $         8,625  $         8,199
 7/31/2002  $         6,780  $         7,143  $         7,149  $         7,131  $         8,093  $         7,899  $         6,938
 8/31/2002  $         6,516  $         6,857  $         6,863  $         7,106  $         8,130  $         7,915  $         6,935
 9/30/2002  $         5,896  $         6,198  $         6,210  $         6,542  $         7,322  $         7,046  $         6,434
10/31/2002  $         6,044  $         6,362  $         6,367  $         7,049  $         7,741  $         7,568  $         6,760
11/30/2002  $         6,484  $         6,822  $         6,828  $         7,601  $         8,119  $         7,978  $         7,430
12/31/2002  $         5,940  $         6,245  $         6,251  $         7,142  $         7,766  $         7,592  $         6,917
 1/31/2003  $         5,747  $         6,047  $         6,052  $         7,072  $         7,517  $         7,363  $         6,729
 2/28/2003  $         5,533  $         5,831  $         5,837  $         7,010  $         7,332  $         7,237  $         6,549
 3/31/2003  $         5,412  $         5,708  $         5,714  $         7,141  $         7,251  $         7,217  $         6,648
 4/30/2003  $         5,973  $         6,292  $         6,303  $         7,627  $         7,873  $         7,862  $         7,277
 5/31/2003  $         6,681  $         7,020  $         7,032  $         8,361  $         8,358  $         8,315  $         8,097
 6/30/2003  $         6,951  $         7,289  $         7,294  $         8,480  $         8,518  $         8,462  $         8,253
 7/31/2003  $         7,220  $         7,551  $         7,557  $         8,783  $         8,699  $         8,635  $         8,877
 8/31/2003  $         7,676  $         8,023  $         8,035  $         9,267  $         8,929  $         8,824  $         9,354
 9/30/2003  $         7,687  $         8,023  $         8,029  $         9,087  $         8,978  $         8,880  $         9,117
10/31/2003  $         8,286  $         8,469  $         8,653  $         9,820  $         9,494  $         9,409  $         9,905

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2003(1)

                                                              SINCE
                                       1 YEAR     5 YEARS   INCEPTION
                                      --------   --------   ---------
Common Class                           30.38%      9.58%      7.17%
Advisor Class                          29.95%      9.27%      6.87%
Class A Without Sales Charge           30.38%        --      (8.96)%
Class A With Maximum Sales Charge      22.93%        --     (11.42)%
Class B Without CDSC                   29.44%        --      (9.65)%
Class B With CDSC                      25.44%        --     (10.49)%
Class C Without CDSC                   29.30%        --      (9.62)%
Class C With CDSC                      28.30%        --      (9.62)%

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2003(1)

                                                              SINCE
                                       1 YEAR     5 YEARS   INCEPTION
                                      --------   --------   ---------
Common Class                           36.84%      9.87%      8.23%
Advisor Class                          36.60%      9.60%      7.92%
Class A Without Sales Charge           37.09%        --      (5.55)%
Class A With Maximum Sales Charge      29.22%        --      (8.00)%
Class B Without CDSC                   35.84%        --      (6.27)%
Class B With CDSC                      31.84%        --      (7.11)%
Class C Without CDSC                   35.90%        --      (6.21)%
C With CDSC                            34.90%        --      (6.21)%

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Fund added the Russell Midcap(R) Growth Index and removed the Russell 2000(R) Growth Index as a benchmark, effective 12/12/2002, because the Russell Midcap(R) Growth Index represents a better approximation of performance for the category of products in which the Global Post-Venture Capital Fund is included. In addition to the Russell Midcap(R) Growth Index, the Morgan Stanley Capital International World Index remains a benchmark for the Fund. The Fund may also compare its performance to the Lipper Global Funds Index. The Russell Midcap(R) Growth Index measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Growth Index and the Russell 2000(R) Growth Index are unmanaged indices of common stocks that include reinvestment of dividends and are compiled by Frank Russell Company. The Morgan Stanley Capital International World Index is a free float-adjusted market-capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc. The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying equity funds classified by Lipper Inc. as global. It is compiled by Lipper Inc. Investors cannot invest directly in an index.
(3) Total return for Class A Shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was 29.22%. Total return for Class B Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4%), was 31.84%. Total return for Class C Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1%), was 34.90%.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2003

                                                       NUMBER OF
                                                         SHARES          VALUE
                                                     -------------   -------------
COMMON STOCKS (96.6%)
BELGIUM (0.0%)
COMMUNICATIONS EQUIPMENT (0.0%)
    Telindus Group NV - Strip VVPR*.^                          305   $           4
                                                                     -------------
TOTAL BELGIUM                                                                    4
                                                                     -------------
CANADA (1.3%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
    Celestica, Inc.*                                        61,300         870,460
                                                                     -------------
LEISURE EQUIPMENT & PRODUCTS (0.8%)
    Hockey Company Holdings, Inc.*                          66,200         845,298
    Mega Bloks, Rule 144A*,+                                30,300         580,460
                                                                     -------------
                                                                         1,425,758
                                                                     -------------
TOTAL CANADA                                                             2,296,218
                                                                     -------------
FRANCE (2.5%)
OFFICE ELECTRONICS (2.5%)
    Neopost SA                                              86,765       4,307,915
                                                                     -------------
TOTAL FRANCE                                                             4,307,915
                                                                     -------------
IRELAND (2.2%)
AIRLINES (2.2%)
    Ryanair Holdings PLC*                                  232,800       1,961,422
    Ryanair Holdings PLC ADR*                               36,700       1,890,050
                                                                     -------------
TOTAL IRELAND                                                            3,851,472
                                                                     -------------
JAPAN (5.4%)
DIVERSIFIED FINANCIALS (0.9%)
    JAFCO Company, Ltd.                                     18,300       1,564,743
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE (1.9%)
    Round One Corp.                                          1,383       2,843,116
    Round One Corp. - WI*                                      230         491,654
                                                                     -------------
                                                                         3,334,770
                                                                     -------------
LEISURE EQUIPMENT & PRODUCTS (0.0%)
    Sega Corp.*                                                 40             443
                                                                     -------------
SPECIALTY RETAIL (2.6%)
    USS Company, Ltd.                                       63,370       4,501,930
                                                                     -------------
TOTAL JAPAN                                                              9,401,886
                                                                     -------------
NETHERLANDS (2.3%)
FOOD PRODUCTS (2.3%)
    Nutreco Holdings NV                                    147,562       3,945,439
                                                                     -------------
TOTAL NETHERLANDS                                                        3,945,439
                                                                     -------------
NORWAY (2.5%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.5%)
    Tandberg ASA*                                          611,250       4,304,304
                                                                     -------------
TOTAL NORWAY                                                             4,304,304
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                       NUMBER OF
                                                         SHARES          VALUE
                                                     -------------   -------------
COMMON STOCKS
SINGAPORE (1.0%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    Flextronics International, Ltd.*                       121,700   $   1,703,800
                                                                     -------------
TOTAL SINGAPORE                                                          1,703,800
                                                                     -------------
SWEDEN (2.3%)
HEALTHCARE EQUIPMENT & SUPPLIES (2.3%)
    Getinge AB Class B                                     111,900       4,095,381
                                                                     -------------
TOTAL SWEDEN                                                             4,095,381
                                                                     -------------
SWITZERLAND (1.5%)
HEALTHCARE EQUIPMENT & SUPPLIES (1.5%)
    Nobel Biocare Holding AG                                29,525       2,620,071
                                                                     -------------
TOTAL SWITZERLAND                                                        2,620,071
                                                                     -------------
TAIWAN (0.6%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.6%)
    MediaTek, Inc.                                          94,500         973,510
                                                                     -------------
TOTAL TAIWAN                                                               973,510
                                                                     -------------
UNITED KINGDOM (9.7%)
DIVERSIFIED FINANCIALS (2.4%)
    3i Group PLC                                           393,924       4,144,507
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE (3.6%)
    Enterprise Inns PLC                                    182,037       2,611,812
    William Hill PLC                                       646,011       3,716,279
                                                                     -------------
                                                                         6,328,091
                                                                     -------------
HOUSEHOLD DURABLES (1.4%)
    MFI Furniture Group PLC                                919,378       2,531,323
                                                                     -------------
SOFTWARE (2.3%)
    Amdocs, Ltd.                                            98,500       2,113,810
    Sage Group PLC                                         573,990       1,816,569
                                                                     -------------
                                                                         3,930,379
                                                                     -------------
TOTAL UNITED KINGDOM                                                    16,934,300
                                                                     -------------
UNITED STATES (65.3%)
BANKS (1.3%)
    Mellon Financial Corp.                                  72,700       2,171,549
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
    The BISYS Group, Inc.*                                 109,600       1,567,280
                                                                     -------------
DIVERSIFIED FINANCIALS (6.1%)
    E*TRADE Group, Inc.*                                   602,300       6,203,690
    Franklin Resources, Inc.                                92,600       4,391,092
                                                                     -------------
                                                                        10,594,782
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                       NUMBER OF
                                                         SHARES          VALUE
                                                     -------------   -------------
COMMON STOCKS
UNITED STATES
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.8%)
    Sanmina-SCI Corp.*                                     272,200   $   2,871,710
    Solectron Corp.*                                       681,300       3,774,402
                                                                     -------------
                                                                         6,646,112
                                                                     -------------
FOOD & DRUG RETAILING (3.5%)
    Whole Foods Market, Inc.*                               37,800       2,239,272
    Wild Oats Markets, Inc.*                               369,600       3,836,448
                                                                     -------------
                                                                         6,075,720
                                                                     -------------
HEALTHCARE EQUIPMENT & SUPPLIES (0.9%)
    Fisher Scientific International, Inc.*                  37,400       1,505,350
                                                                     -------------
HEALTHCARE PROVIDERS & SERVICES (15.9%)
    Accredo Health, Inc.*                                  155,600       4,972,976
    AMERIGROUP Corp.*                                       36,500       1,526,430
    Centene Corp.*                                          81,050       2,480,940
    Community Health Systems, Inc.*                        105,200       2,526,904
    Pediatrix Medical Group, Inc.*                          84,200       4,500,490
    Select Medical Corp.*                                  160,300       5,381,271
    Triad Hospitals, Inc.*                                  77,800       2,390,794
    United Surgical Partners International, Inc.*          129,000       3,890,640
                                                                     -------------
                                                                        27,670,445
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
    California Pizza Kitchen, Inc.*                         96,400       1,793,040
                                                                     -------------
HOUSEHOLD DURABLES (1.6%)
    Yankee Candle Company, Inc.*                           101,800       2,848,364
                                                                     -------------
INTERNET & CATALOG RETAIL (0.3%)
    InterActiveCorp*                                        15,600         572,676
                                                                     -------------
INTERNET SOFTWARE & SERVICES (0.9%)
    Digitas, Inc.*                                         180,800       1,572,960
                                                                     -------------
MEDIA (3.3%)
    Clear Channel Communications, Inc.                      53,900       2,200,198
    Journal Register Co.*                                  114,400       2,291,432
    Radio One, Inc. Class A*                                77,900       1,248,737
                                                                     -------------
                                                                         5,740,367
                                                                     -------------
MULTILINE RETAIL (1.5%)
    Dollar Tree Stores, Inc.*                               68,300       2,607,694
                                                                     -------------
OIL & GAS (1.8%)
    Newfield Exploration Co.*                               76,800       3,051,264
                                                                     -------------
PHARMACEUTICALS (2.0%)
    Sepracor, Inc.*                                         74,500       1,983,935
    SICOR, Inc.*                                            53,200       1,425,760
                                                                     -------------
                                                                         3,409,695
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                       NUMBER OF
                                                         SHARES          VALUE
                                                     -------------   -------------
COMMON STOCKS
UNITED STATES
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.3%)
    Cypress Semiconductor Corp.*                           161,100   $   3,457,206
    GlobespanVirata, Inc.*                                 371,400       2,287,824
                                                                     -------------
                                                                         5,745,030
                                                                     -------------
SOFTWARE (13.3%)
    Activision, Inc.*                                      258,500       3,900,765
    Compuware Corp.*                                       263,400       1,480,308
    JDA Software Group, Inc.*                              284,200       6,084,722
    Lawson Software, Inc.*                                 210,000       1,751,400
    Micromuse, Inc.*                                       231,800       1,865,990
    Siebel Systems, Inc.*                                  236,700       2,980,053
    Take-Two Interactive Software, Inc.*                    43,600       1,724,380
    THQ, Inc.*                                             188,700       3,347,538
                                                                     -------------
                                                                        23,135,156
                                                                     -------------
SPECIALTY RETAIL (3.9%)
    Aeropostale, Inc.*                                      86,800       2,677,780
    Hot Topic, Inc.*                                        82,250       2,361,398
    Urban Outfitters, Inc.*                                 49,000       1,634,640
                                                                     -------------
                                                                         6,673,818
                                                                     -------------
TOTAL UNITED STATES                                                    113,381,302
                                                                     -------------
TOTAL COMMON STOCKS (Cost $148,013,749)                                167,815,602
                                                                     -------------
PREFERRED STOCKS (0.5%)
UNITED STATES (0.5%)
CONSUMER SERVICES (0.5%)
    PRN Corp.*,++                                           88,000         792,000
                                                                     -------------
INTERNET SOFTWARE & SERVICES (0.0%)
    Planetweb, Inc.*,++                                    183,800          12,866
                                                                     -------------
TOTAL PREFERRED STOCKS (Cost $1,790,331)                                   804,866
                                                                     -------------
WARRANTS (0.0%)
UNITED STATES (0.0%)
CONSUMER SERVICES (0.0%)
    PRN Corp.*,++ (Cost $0)                                 20,366               0
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                       NUMBER OF
                                                         SHARES          VALUE
                                                     -------------   -------------
LIMITED PARTNERSHIPS (1.1%)
UNITED STATES (1.1%)
VENTURE CAPITAL (1.1%)
    Austin Ventures VIII L.P.*,++                          173,336   $     113,936
    Boston Ventures L.P.V*,++                              960,014         378,281
    CVC European Equity III L.P.*,++                       498,226         497,454
    Madison Dearborn Capital Partners, Inc.*,++            235,819         162,350
    New Enterprise Associates VII*,++                    1,000,000         279,781
    Oak Investment Partners X LP*,++                       622,595         426,897
                                                                     -------------

TOTAL LIMITED PARTNERSHIPS (Cost $2,531,783)                             1,858,699
                                                                     -------------

                                                          PAR
                                                         (000)
                                                     -------------
SHORT-TERM INVESTMENT (1.8%)
    State Street Bank and Trust Co. Euro Time
    Deposit, 0.750%, 11/03/03
    (Cost $3,207,000)                                $       3,207       3,207,000
                                                                     -------------

TOTAL INVESTMENTS AT VALUE (100.0%)
(Cost $155,542,863)                                                    173,686,167

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.0%)                              (35,180)
                                                                     -------------

NET ASSETS (100.0%)                                                  $ 173,650,987
                                                                     =============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depositary Receipt

 * Non-income producing security.
 ^ Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors.
 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003 these securities amounted to a value of $580,460 or 0.3% of net assets.
++ Restricted security; not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003

ASSETS
    Investments at value (Cost $155,542,863) (Note 1)                              $   173,686,167
    Cash                                                                                       397
    Foreign currency at value (cost $29,453)                                                29,405
    Receivable for investments sold                                                        459,010
    Receivable for fund shares sold                                                         59,667
    Dividend and interest receivable                                                        31,100
    Prepaid expenses                                                                        38,159
                                                                                   ---------------
      Total Assets                                                                     174,303,905
                                                                                   ---------------
LIABILITIES
    Advisory fee payable (Note 2)                                                          110,954
    Administrative services fee payable (Note 2)                                            23,095
    Shareholder Servicing/Distribution fee payable (Note 2)                                 31,530
    Payable for fund shares redeemed                                                       201,548
    Directors' fee payable                                                                   5,986
    Other accrued expenses payable                                                         279,805
                                                                                   ---------------
      Total Liabilities                                                                    652,918
                                                                                   ---------------
NET ASSETS
    Capital stock, $0.001 par value (Note 6)                                                11,515
    Paid-in capital (Note 6)                                                           273,274,951
    Accumulated net realized loss on investments and foreign currency
      transactions                                                                    (117,780,057)
    Net unrealized appreciation from investments and foreign currency
      translations                                                                      18,144,578
                                                                                   ---------------
      Net Assets                                                                   $   173,650,987
                                                                                   ===============
COMMON SHARES
    Net assets                                                                     $    54,827,374
    Shares outstanding                                                                   3,634,738
                                                                                   ---------------
    Net asset value, offering price, and redemption price per share                $         15.08
                                                                                   ===============
ADVISOR SHARES
    Net assets                                                                     $     2,042,123
    Shares outstanding                                                                     138,198
                                                                                   ---------------
    Net asset value, offering price, and redemption price per share                $         14.78
                                                                                   ===============
A SHARES
    Net assets                                                                     $   116,631,748
    Shares outstanding                                                                   7,731,980
                                                                                   ---------------
    Net asset value and redemption price per share                                 $         15.08
                                                                                   ===============
    Maximum offering price per share (net asset value/(1-5.75%))                   $         16.00
                                                                                   ===============
B SHARES
    Net assets                                                                     $        89,035
    Shares outstanding                                                                       6,009
                                                                                   ---------------
    Net asset value and offering price per share                                   $         14.82
                                                                                   ===============
C SHARES
    Net assets                                                                     $        60,707
    Shares outstanding                                                                       4,091
                                                                                   ---------------
    Net asset value and offering price per share                                   $         14.84
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2003

INVESTMENT INCOME (Note 1)
    Dividends                                                                      $       261,635
    Interest                                                                                17,305
    Foreign taxes withheld                                                                 (27,038)
                                                                                   ---------------
      Total investment income                                                              251,902
                                                                                   ---------------
EXPENSES
    Investment advisory fees (Note 2)                                                      738,239
    Administrative services fees (Note 2)                                                   99,101
    Shareholder Servicing/Distribution fees (Note 2)                                       152,431
    Transfer agent fees (Note 2)                                                           247,064
    Legal fees                                                                              80,363
    Registration fees                                                                       65,369
    Printing fees (Note 2)                                                                  59,179
    Audit fees                                                                              24,301
    Directors' fees                                                                         18,988
    Custodian fees                                                                          17,030
    Insurance expense                                                                       10,331
    Interest expense                                                                         2,129
    Miscellaneous expense                                                                    9,005
                                                                                   ---------------
      Total expenses                                                                     1,523,530
    Less: fees waived (Note 2)                                                            (544,271)
                                                                                   ---------------
      Net expenses                                                                         979,259
                                                                                   ---------------
        Net investment loss                                                               (727,357)
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                    (395,942)
    Net realized loss on foreign currency transactions                                     (37,011)
    Net change in unrealized appreciation (depreciation) from investments               21,151,285
    Net change in unrealized appreciation (depreciation) from foreign
      currency translations                                                                    485
                                                                                   ---------------
    Net realized and unrealized gain from investments and foreign currency
      related items                                                                     20,718,817
                                                                                   ---------------
    Net increase in net assets resulting from operations                           $    19,991,460
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEAR          FOR THE YEAR
                                                                                        ENDED                 ENDED
                                                                                   OCTOBER 31, 2003      OCTOBER 31, 2002
                                                                                   ----------------      ----------------
FROM OPERATIONS
  Net investment loss                                                              $       (727,357)     $     (1,129,433)
  Net realized loss from investments and foreign
    currency transactions                                                                  (432,953)          (17,267,579)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                                        21,151,770            (1,274,627)
                                                                                   ----------------      ----------------

    Net increase (decrease) in net assets resulting from operations                      19,991,460           (19,671,639)
                                                                                   ----------------      ----------------

FROM CAPITAL SHARE TRANSACTIONS (Note 6)
  Proceeds from sale of shares                                                           93,412,350            74,346,761
  Exchange value of shares due to merger                                                116,650,286                    --
  Net asset value of shares redeemed                                                   (110,586,775)(1)       (97,715,397)(2)
                                                                                   ----------------      ----------------

    Net increase (decrease) in net assets from capital share transactions                99,475,861           (23,368,636)
                                                                                   ----------------      ----------------
  Net increase (decrease) in net assets                                                 119,467,321           (43,040,275)

NET ASSETS
  Beginning of year                                                                      54,183,666            97,223,941
                                                                                   ----------------      ----------------
  End of year                                                                      $    173,650,987      $     54,183,666
                                                                                   ================      ================

(1)  Net of $11,607 of redemption fees retained by the Fund.

(2)  Net of $7,730 of redemption fees retained by the Fund.

                 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Year)

                                                                      FOR THE YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------
                                                       2003          2002          2001         2000          1999
                                                     --------      --------      --------     ---------      --------
PER SHARE DATA
  Net asset value, beginning of year                 $  11.02      $  14.73      $  27.67     $   19.25      $  10.53
                                                     --------      --------      --------     ---------      --------

INVESTMENT OPERATIONS

  Net investment loss                                   (0.13)(1)     (0.19)(1)     (0.21)(1)     (0.13)        (0.09)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                       4.19         (3.52)       (12.73)        11.35          8.84
                                                     --------      --------      --------     ---------      --------

      Total from investment operations                   4.06         (3.71)       (12.94)        11.22          8.75
                                                     --------      --------      --------     ---------      --------

LESS DISTRIBUTIONS
  Distributions from net realized gains                    --            --            --         (2.80)        (0.03)
                                                     --------      --------      --------     ---------      --------

REDEMPTION FEES                                          0.00(2)         --            --            --            --
                                                     --------      --------      --------     ---------      --------

NET ASSET VALUE, END OF YEAR                         $  15.08      $  11.02      $  14.73     $   27.67      $  19.25
                                                     ========      ========      ========     =========      ========

      Total return(3)                                   36.84%       (25.19)%      (46.77)%       60.22%        83.36%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)             $ 54,827      $ 52,702      $ 94,322     $ 211,822      $  7,263
    Ratio of expenses to average net assets(4)           1.65%         1.65%         1.65%         1.67%         1.66%
    Ratio of net investment loss to average
      net assets                                        (1.11)%       (1.28)%       (1.06)%       (0.77)%       (0.61)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements               0.94%         0.81%         0.49%         0.44%         2.07%
  Portfolio turnover rate                                 171%           84%          138%           96%          240%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the year shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .02% and .01% for the years ended October 31, 2000 and 1999, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was 1.65% for the years ended October 31, 2000, and 1999, respectively. For the years ended October 31, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

(For an Advisor Class Share of the Fund Outstanding Throughout Each Year)

                                                                      FOR THE YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------
                                                       2003          2002          2001          2000          1999
                                                     --------      --------      --------      --------      --------
PER SHARE DATA
  Net asset value, beginning of year                 $  10.82      $  14.52      $  27.36      $  19.09      $  10.46
                                                     --------      --------      --------      --------      --------

INVESTMENT OPERATIONS
  Net investment loss                                   (0.16)(1)     (0.22)(1)     (0.25)(1)     (0.16)        (0.12)(1)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                       4.12         (3.48)       (12.59)        11.24          8.78
                                                     --------      --------      --------      --------      --------

      Total from investment operations                   3.96         (3.70)       (12.84)        11.08          8.66
                                                     --------      --------      --------      --------      --------

LESS DISTRIBUTIONS
  Distributions from net realized gains                    --            --            --         (2.81)        (0.03)
                                                     --------      --------      --------      --------      --------

REDEMPTION FEES                                            --          0.00(2)         --            --            --
                                                     --------      --------      --------      --------      --------

NET ASSET VALUE, END OF YEAR                         $  14.78      $  10.82      $  14.52      $  27.36      $  19.09
                                                     ========      ========      ========      ========      ========

      Total return(3)                                   36.60%       (25.48)%      (46.93)%       59.94%        83.06%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)             $  2,042      $  1,306      $  2,858      $  8,614      $     54
    Ratio of expenses to average net assets(4)           1.90%         1.90%         1.90%         1.92%         1.91%
    Ratio of net investment loss to average
      net assets                                        (1.35)%       (1.55)%       (1.30)%       (1.02)%       (1.24)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements               0.94%         0.80%         0.48%         0.44%         1.27%
  Portfolio turnover rate                                 171%           84%          138%           96%          240%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the year shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' net expense ratio by .02%, and .01% for the years ended October 31, 2000 and 1999, respectively. The Advisor Class shares' net operating expense ratio after reflecting these arrangements was 1.90% for the years ended October 31, 2000 and 1999, respectively. For the years ended October 31, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------
                                                        2003            2002           2001(1)
                                                     ----------      ----------      ----------
PER SHARE DATA
  Net asset value, beginning of period               $    11.00      $    14.74      $    17.15
                                                     ----------      ----------      ----------

INVESTMENT OPERATIONS
  Net investment loss                                     (0.30)(2)       (0.15)(2)       (0.06)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         4.38           (3.59)          (2.35)
                                                     ----------      ----------      ----------

      Total from investment operations                     4.08           (3.74)          (2.41)
                                                     ----------      ----------      ----------

NET ASSET VALUE, END OF PERIOD                       $    15.08      $    11.00      $    14.74
                                                     ==========      ==========      ==========

      Total return(3)                                     37.09%         (25.37)%        (14.05)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $  116,632      $       35      $        1
    Ratio of expenses to average net assets(4)             1.65%           1.65%           1.65%(5)
    Ratio of net investment loss to average
      net assets                                          (1.96)%         (1.16)%         (1.39)%(5)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.79%           1.02%           1.03%(5)
  Portfolio turnover rate                                   171%             84%            138%

(1)  For the period July 31, 2001 (inception date) through October 31, 2001.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2003 and 2002, and for the period ended October 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

(For a Class B Share of the Fund Outstanding Throughout Each Period)

                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------
                                                        2003            2002           2001(1)
                                                     ----------      ----------      ----------
PER SHARE DATA
  Net asset value, beginning of period               $    10.91      $    14.71      $    17.15
                                                     ----------      ----------      ----------

INVESTMENT OPERATIONS
  Net investment loss                                     (0.22)(2)       (0.30)(2)       (0.08)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         4.13           (3.50)          (2.36)
                                                     ----------      ----------      ----------

      Total from investment operations                     3.91           (3.80)          (2.44)
                                                     ----------      ----------      ----------

NET ASSET VALUE, END OF PERIOD                       $    14.82      $    10.91      $    14.71
                                                     ==========      ==========      ==========

      Total return(3)                                     35.84%         (25.83)%        (14.23)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $       89      $       81      $        1
    Ratio of expenses to average net assets(4)             2.40%           2.40%           2.40%(5)
    Ratio of net investment loss to average
      net assets                                          (1.89)%         (2.07)%         (2.09)%(5)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.94%           0.80%           1.02%(5)
  Portfolio turnover rate                                   171%             84%            138%

(1)  For the period July 31, 2001 (inception date) through October 31, 2001.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2003 and 2002, and for the period ended October 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

(For a Class C Share of the Fund Outstanding Throughout Each Period)

                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------
                                                        2003            2002           2001(1)
                                                     ----------      ----------      ----------
PER SHARE DATA
  Net asset value, beginning of period               $    10.92      $    14.72      $    17.15
                                                     ----------      ----------      ----------

INVESTMENT OPERATIONS
  Net investment loss                                     (0.22)(2)       (0.28)(2)       (0.10)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         4.14           (3.52)          (2.33)
                                                     ----------      ----------      ----------

      Total from investment operations                     3.92           (3.80)          (2.43)
                                                     ----------      ----------      ----------

NET ASSET VALUE, END OF PERIOD                       $    14.84      $    10.92      $    14.72
                                                     ==========      ==========      ==========

      Total return(3)                                     35.90%         (25.82)%        (14.17)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $       61      $       60      $       42
    Ratio of expenses to average net assets(4)             2.40%           2.40%           2.40%(5)
    Ratio of net investment loss to average
      net assets                                          (1.88)%         (2.02)%         (2.70)%(5)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.94%           0.83%           1.14%(5)
  Portfolio turnover rate                                   171%             84%            138%

(1)  For the period July 31, 2001 (inception date) through October 31, 2001.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2003 and 2002, and for the period ended October 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)  Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Global Post-Venture Capital Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company which seeks long-term growth of capital. The Fund was incorporated under the laws of the State of Maryland on July 16, 1996.

   The Fund is authorized to offer five classes of shares: Common Class, Advisor Class, Class A, Class B, and Class C shares. Effective December 12, 2001, the Fund closed the Common Class to new investors. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.75%. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase.

   Effective as of the close of business on September 26, 2003, the Fund acquired all of the net assets of the Credit Suisse Global Health Sciences Fund ("Global Health Sciences") in a tax-free exchange of shares. The Fund was also the accounting survivor in the tax-free exchange. The shares exchanged were 2,879,834 Class A shares (valued at $40,346,632) of the Fund for 2,478,848 Common Class shares of Global Health Sciences and 15,507 Class A shares (valued at $217,249) of the Fund for 13,347 Class A shares of Global Health Sciences. Global Health Sciences' net assets of $40,563,881 at that date, which included $4,991,490 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Global Health Sciences and the Fund immediately before the acquisition were $40,563,881 and $54,936,163, respectively, and the combined net assets of the Fund after the acquisition were $95,500,044.

   Effective as of the close of business on October 10, 2003, the Fund acquired all of the net assets of the Credit Suisse Global Technology Fund ("Global Technology") in a tax-free exchange of shares. The Fund was also the accounting survivor in the tax-free exchange. The shares exchanged were 5,013,884 Class A shares (valued at $75,108,254) of the Fund for 3,014,593 Common Class shares of Global Technology and 65,298 Class A shares (valued at $978,151) of the Fund for 39,264 Class A shares of Global Technology. Global Technology's net assets of $76,086,405 at that date, which included $1,914,638 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Global Technology and the Fund immediately before the acquisition were $76,086,405 and $100,180,079, respectively, and the combined net assets of the Fund after the acquisition were $176,266,484.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value.

   The Fund initially values its investments in private-equity portfolios ("Private Funds") at the amount invested in the Private Fund, less related expenses, where identifiable, unless and until Credit Suisse Asset Management, LLC ("CSAM") determines that such value does not represent fair value in which case fair value will be determined. Thereafter, investments in Private Funds held by the Fund are valued at their "fair values" using procedures approved by the Board of Directors. CSAM shall review daily the Fund's fair valued securities.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by CSAM, an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2003 the Fund had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities out on loan at October 31, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Fund and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Fund will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Fund shall be reduced to such lower fee amount. The Fund earned no income from securities lending for the year ended October 31, 2003.

   J) OTHER -- The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

   The Fund may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at the annual rate of 1.25% of the Fund's average daily net assets. For the year ended October 31, 2003, investment advisory fees earned and voluntarily waived for the Fund were $738,239 and $544,271, respectively.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K."), Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd Australia"), each an affiliate of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. U.K., CSAM Ltd. Japan and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund.

   Abbott Capital Management LLC ("Abbott Capital") serves as sub-investment adviser for the Fund's assets invested in Private Funds. Pursuant to the sub-advisory agreement between Abbott Capital and CSAM, Abbott Capital is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Fund's Private Funds as of the end of each calendar quarter, which fee amount or a portion thereof may be waived by Abbott Capital. No compensation is paid by the Fund to Abbott Capital for its sub-investment advisory services.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Fund.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the year ended October 31, 2003, co-administrative services fees earned by CSAMSI were $59,059.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

          AVERAGE DAILY NET ASSETS                          ANNUAL RATE
          ------------------------                          -----------
          First $5 billion                       0.050% of average daily net assets
          Next $5 billion                        0.035% of average daily net assets
          Over $10 billion                       0.020% of average daily net assets

   For the year ended October 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $40,042.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. This fee is calculated at an annual rate of 0.25% of the average daily net assets of the Common Class and Class A shares. Advisor Class shares may pay such fees at an annual rate not to exceed 0.75% of the Advisor Class' average daily net assets and such fee is currently calculated at an annual rate of 0.50% of average daily net assets. For Class B shares and Class C shares of the Fund, the fee is calculated at an annual rate of 1.00% of the average daily net assets.

   For the year ended October 31, 2003, shareholder servicing and distribution fees earned by CSAMSI were as follows:

                                                  SHAREHOLDER SERVICING/
                                                     DISTRIBUTION FEE
                                                  ----------------------
          Common Class                                  $  123,860
          Advisor Class                                      7,534
          Class A                                           19,682
          Class B                                              840
          Class C                                              515
                                                        ----------
                                                        $  152,431
                                                        ==========

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the year ended October 31, 2003, the Fund reimbursed CSAM $95,126, which is included in the Fund's transfer agent expense.

   For the year ended October 31, 2003, CSAMSI and its affiliates advised the Fund that they retained $2,403 from commissions earned on the sale of the Fund's Class A shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2003, Merrill was paid $30,728 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At October 31, 2003 and during the year ended October 31, 2003 the Fund had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) were $105,262,221 and $163,132,218, respectively.

NOTE 5. RESTRICTED SECURITIES

   Certain investments of the Fund are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of October 31, 2003, the value per share of such securities and percentage of net assets which the securities represent.

                                                                                                         PERCENTAGE
                          SECURITY        NUMBER OF   ACQUISITION                   FAIR     VALUE PER  OF NET ASSET       OPEN
SECURITY                    TYPE            SHARES        DATE         COST         VALUE      SHARE        VALUE       COMMITMENTS
--------              ----------------    ----------  -----------  -----------  -----------  ---------  ------------   ------------
Austin Ventures
  VIII L.P.           Ltd. Partnership       173,336     7/13/01   $   161,039  $   113,936  $    0.66       0.06%     $    819,997
BostonVentures L.P.V  Ltd. Partnership       960,014     9/01/96       632,520      378,281       0.39       0.22%           33,986
CVC European
  Equity III L.P.     Ltd. Partnership       498,226     9/04/01       473,188      497,454       1.00       0.29%          501,774
Madison Dearborn
  Capital Partners,
  Inc.                Ltd. Partnership       235,819     4/02/01       191,485      162,350       0.69       0.09%          764,181
New Enterprise
  Associates VII      Ltd. Partnership     1,000,000    12/01/96       531,883      279,781       0.28       0.16%               --
Oak Investment
  Partners X LP       Ltd. Partnership       622,595     1/18/01       541,668      426,897       0.69       0.24%          784,592
Planetweb, Inc.       Preferred Stock        183,800     9/08/00       998,331       12,866       0.07       0.01%               --
PRN Corp.             Preferred Stock         88,000     8/13/01       792,000      792,000       9.00       0.46%               --
PRN Corp.             Warrants                20,366     8/14/01            --           --         --         --                --
                                                                   -----------  -----------             ------------   ------------
                                                                   $ 4,322,114  $ 2,663,565                  1.53%     $  2,904,530
                                                                   ===========  ===========             ============   ============

NOTE 6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common Class shares, two billion are classified as Advisor Class shares, one billion are designated as Class A shares, one billion are designated as Class B shares and one billion are classified as Class C shares. Transactions in capital shares were as follows:

                                                                    COMMON CLASS
                                      ------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED
                                      ------------------------------------------------------------------------
                                               OCTOBER 31, 2003                     OCTOBER 31, 2002
                                      ------------------------------------------------------------------------
                                           SHARES             VALUE             SHARES              VALUE
                                      ---------------    ---------------    ---------------    ---------------
Shares sold                                   317,013    $     3,773,335          4,625,116    $    70,142,442
Shares redeemed                            (1,466,613)       (17,319,746)        (6,242,097)       (92,637,159)
                                      ---------------    ---------------    ---------------    ---------------
Net decrease                               (1,149,600)   $   (13,546,411)        (1,616,981)   $   (22,494,717)
                                      ===============    ===============    ===============    ===============

                                                                    ADVISOR CLASS
                                      ------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED
                                      ------------------------------------------------------------------------
                                               OCTOBER 31, 2003                     OCTOBER 31, 2002
                                      ------------------------------------------------------------------------
                                           SHARES             VALUE             SHARES              VALUE
                                      ---------------    ---------------    ---------------    ---------------
Shares sold                                   155,973    $     1,728,967            176,636    $     2,622,228
Shares redeemed                              (138,469)        (1,518,189)          (252,795)        (3,757,271)
                                      ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                        17,504    $       210,778            (76,159)   $    (1,135,043)
                                      ===============    ===============    ===============    ===============

                                                                       CLASS A
                                      ------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED
                                      ------------------------------------------------------------------------
                                               OCTOBER 31, 2003                     OCTOBER 31, 2002
                                      ------------------------------------------------------------------------
                                           SHARES             VALUE             SHARES              VALUE
                                      ---------------    ---------------    ---------------    ---------------
Shares sold                                 6,397,919    $    87,874,742            109,808    $     1,226,255
Exchange value due to merger shares         7,974,523        116,650,286
Shares redeemed                            (6,643,647)       (91,680,556)          (106,690)        (1,171,446)
                                      ---------------    ---------------    ---------------    ---------------
Net increase                                7,728,795    $   112,844,472              3,118    $        54,809
                                      ===============    ===============    ===============    ===============

                                                                       CLASS B
                                      ------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED
                                      ------------------------------------------------------------------------
                                               OCTOBER 31, 2003                     OCTOBER 31, 2002
                                      ------------------------------------------------------------------------
                                           SHARES             VALUE             SHARES              VALUE
                                      ---------------    ---------------    ---------------    ---------------
Shares sold                                     2,370    $        33,106             19,657    $       314,736
Shares redeemed                                (3,774)           (52,098)           (12,311)          (149,498)
                                      ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                        (1,404)   $       (18,992)             7,346    $       165,238
                                      ===============    ===============    ===============    ===============

                                                                       CLASS C
                                      ------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED
                                      ------------------------------------------------------------------------
                                               OCTOBER 31, 2003                     OCTOBER 31, 2002
                                      ------------------------------------------------------------------------
                                           SHARES             VALUE             SHARES              VALUE
                                      ---------------    ---------------    ---------------    ---------------
Shares sold                                       166    $         2,200              2,618    $        41,100
Shares redeemed                                (1,552)           (16,186)                (2)               (23)
                                      ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                        (1,386)   $       (13,986)             2,616    $        41,077
                                      ===============    ===============    ===============    ===============

   Effective September 16, 2002, a redemption fee of 2% of the value of Common Class and Advisor Class shares redeemed or exchanged within 30 days from the date of purchase is charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions are redeemed first, followed by the shares held longest.

   On October 31, 2003, the number of shareholders that held 5% or more of the outstanding shares for each Class of the Fund were as follows:

                                   NUMBER OF       APPROXIMATE PERCENTAGE
                                 SHAREHOLDERS       OF OUTSTANDING SHARES
                                 ------------      ----------------------
          Common Class                 2                     60%
          Advisor Class                4                     53%
          Class A                      1                     34%
          Class B                      9                     89%
          Class C                      4                     95%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 7. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and capital loss carryforwards.

   At October 31, 2003, the components of distributable earnings on a tax basis by the Fund were as follows:

       Accumulated realized loss                         $  (116,672,618)
       Unrealized appreciation                                17,037,139
                                                         ---------------
                                                         $   (99,635,479)
                                                         ===============

   At October 31, 2003, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

                                                                  EXPIRES OCTOBER 31,
                                      ------------------------------------------------------------------------
                                            2007              2008               2009               2010
                                      ---------------    ---------------    ---------------    ---------------
                                      $       222,906    $     5,692,917    $    79,096,542    $    31,660,253

   Included in the Fund capital loss carryforwards which expire in 2007 is $222,906, in 2008 is $2,823,649, in 2009 is $413,452 and in 2010 is $3,321,063
acquired in the Credit Suisse Global Health Sciences Fund merger which is subject to IRS limitations.

   Included in the Fund capital loss carryforwards which expire in 2009 is $14,171,845 and in 2010 is $11,307,601 acquired in the Credit Suisse Global Technology Fund merger which is subject to IRS limitations.

   At October 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $156,650,302, $20,001,369, $(2,965,504) and $17,035,865, respectively.

   At October 31, 2003, the Fund reclassified $727,357 from net investment loss and $32,223,505 from accumulated net realized gain (loss) from investments to paid-in-capital to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses, foreign currency transactions and capital loss carryforwards from funds acquisition. Net assets were not affected by these reclassifications.

NOTE 8. CONTINGENCIES

   In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Credit Suisse Global Post-Venture Capital Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 23, 2003

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                             TERM                                 NUMBER OF
                                             OF OFFICE(1)                         PORTFOLIOS IN
                                             AND                                  FUND
                              POSITION(S)    LENGTH         PRINCIPAL             COMPLEX           OTHER
NAME, ADDRESS AND             HELD WITH      OF TIME        OCCUPATION(S) DURING  OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH                 TRUST          SERVED         PAST FIVE YEARS       DIRECTOR          HELD BY DIRECTOR
---------------------------   ------------   ------------   --------------------  -------------     ------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis            Director,      Since 1999     Currently retired     44                None
c/o Credit Suisse Asset       Nominating
Management, LLC               and Audit
466 Lexington Avenue          Committee
New York, New York            Member
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten             Director,      Since 1998(2)  Dean of Yale School   43                Director of Aetna, Inc.
Box 208200                    Nominating                    of Management and                       (insurance company); Director
New Haven, Connecticut        and Audit                     William S. Beinecke                     of Calpine Corporation (energy
06520-8200                    Committee                     Professor in the                        provider); Director of CarMax
                              Member                        Practice of                             Group (used car dealers)
Date of Birth: 10/29/46                                     International Trade
                                                            and Finance (11/95 --
                                                            present)

Peter F. Krogh                Director,      Since 2001     Dean Emeritus and     43                Director of Carlisle Companies
301 ICC                       Nominating                    Distinguished                           Incorporated (diversified
Georgetown University         and Audit                     Professor of                            manufacturing company); Member
Washington,                   Committee                     International                           of Selection Committee for
DC 20057                      Member                        Affairs at the                          Truman Scholars and Henry Luce
                                                            Edmund A. Walsh                         Scholars; Senior Associate of
Date of Birth: 02/11/37                                     School of Foreign                       Center for Strategic and
                                                            Service, Georgetown                     International Studies; Trustee
                                                            University (6/95 --                     of numerous world affairs
                                                            present); Moderator                     organizations
                                                            of PBS foreign
                                                            affairs television
                                                            series (1988 --
                                                            2000)

----------------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                             TERM                                 NUMBER OF
                                             OF OFFICE(1)                         PORTFOLIOS IN
                                             AND                                  FUND
                              POSITION(S)    LENGTH         PRINCIPAL             COMPLEX           OTHER
NAME, ADDRESS AND             HELD WITH      OF TIME        OCCUPATION(S) DURING  OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH                 TRUST          SERVED         PAST FIVE YEARS       DIRECTOR          HELD BY DIRECTOR
---------------------------   ------------   ------------   --------------------  -------------     ------------------------------
INDEPENDENT DIRECTORS

James S. Pasman, Jr.          Director,      Since 1999     Currently retired     45                Director of Education
c/o Credit Suisse Asset       Nominating                                                            Management Corp.
Management, LLC               and Audit
466 Lexington Avenue          Committee
New York, New York            Member
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport           Director,      Since 1999     Partner of Lehigh     45                None
Lehigh Court, LLC             Nominating                    Court, LLC and RZ
40 East 52nd Street           Committee                     Capital (private
New York, New York            Member and                    investment firms)
10022                         Audit                         (7/02 -- present);
                              Committee                     Consultant to
Date of Birth: 07/10/48       Chairman                      SunGard Securities
                                                            Finance, Inc. from
                                                            February 2002 to
                                                            July 2002; President
                                                            of SunGard
                                                            Securities Finance,
                                                            Inc. from 2001 to
                                                            February 2002;
                                                            President of Loanet,
                                                            Inc. (on-line
                                                            accounting service)
                                                            from 1997 to 2001

                                             TERM                                 NUMBER OF
                                             OF OFFICE(1)                         PORTFOLIOS IN
                                             AND                                  FUND
                              POSITION(S)    LENGTH         PRINCIPAL             COMPLEX           OTHER
NAME, ADDRESS AND             HELD WITH      OF TIME        OCCUPATION(S) DURING  OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH                 TRUST          SERVED         PAST FIVE YEARS       DIRECTOR          HELD BY DIRECTOR
---------------------------   ------------   ------------   --------------------  -------------     ------------------------------
INTERESTED DIRECTORS

Joseph D. Gallagher(3)        Director,      Since 2003     Managing Director     45                None
Credit Suisse Asset           Chairman of                   and Chief Executive
Management, LLC               the Board and                 Officer of CSAM
466 Lexington Avenue          Chief                         since 2003; Global
New York, New York            Executive                     Chief Financial
10017-3140                    Officer                       Officer Credit
                                                            Suisse Asset
Date of Birth: 12/14/62                                     Management since
                                                            1999; Chief
                                                            Executive Officer
                                                            and Director of
                                                            Credit Suisse Asset
                                                            Management Limited,
                                                            London, England,
                                                            from June 2000 to
                                                            2003; Director of
                                                            Credit Suisse Asset
                                                            Management Funds
                                                            (UK) Limited,
                                                            London, England,
                                                            from June 2000 to
                                                            2003; Managing
                                                            Director, Head --
                                                            Asian Corporate
                                                            Finance and
                                                            M&A, Credit Suisse
                                                            First Boston,
                                                            Hong Kong, China,
                                                            from January 1998 to
                                                            May 1999

William W. Priest Jr.(4)      Director       Since 1999     Co-Managing Partner,  50                Director of Globe Wireless,
Steinberg Priest & Sloane                                   Steinberg Priest &                      LLC (maritime communications
Capital Management, LLC                                     Sloane Capital                          company); Director of InfraRed
12 East 49th Street                                         Management, LLC                         X (medical device company)
12th Floor                                                  since March 2001;
New York, New York                                          Chairman and
10017                                                       Managing Director of
                                                            CSAM from 2000 to
Date of Birth: 09/24/41                                     February 2001, Chief
                                                            Executive Officer
                                                            and Managing
                                                            Director of CSAM
                                                            from 1990 to 2000

----------
(3) Mr. Gallagher is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he is an officer of CSAM.

(4) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02). Officers

                                             TERM
                                             OF OFFICE(1)
                                             AND
                              POSITION(S)    LENGTH
NAME, ADDRESS AND             HELD WITH      OF TIME
DATE OF BIRTH                 FUND           SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------   ------------   ------------   --------------------------------------------------------
OFFICERS

Hal Liebes                    Vice President Since 1999     Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset           and Secretary                 Associated with CSAM since 1997; Officer of other
Management, LLC                                             Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro          Chief          Since 1999     Director and Director of Fund Administration of CSAM;
Credit Suisse Asset           Financial                     Associated with CSAM since 1984; Officer of other
Management, LLC               Officer and                   Credit Suisse Funds
466 Lexington Avenue          Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler           Assistant      Since 2000     Director and Deputy General Counsel of CSAM;
Credit Suisse Asset           Secretary                     Associated with CSAM since January 2000; Associated
Management, LLC                                             with the law firm of Swidler Berlin Shereff Friedman LLP
466 Lexington Avenue                                        from 1996 to 2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 11/17/66

                                             TERM
                                             OF OFFICE(1)
                                             AND
                              POSITION(S)    LENGTH
NAME, ADDRESS AND             HELD WITH      OF TIME
DATE OF BIRTH                 FUND           SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------   ------------   ------------   --------------------------------------------------------
OFFICERS

Rocco A. Del Guercio          Assistant      Since 1999     Vice President of CSAM; Associated with CSAM since
Credit Suisse Asset           Treasurer                     June 1996; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola           Assistant      Since 2000     Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset           Treasurer                     since April 2000; Assistant Vice President, Deutsche
Management, LLC                                             Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                        Assistant Vice President, Weiss, Peck & Greer LLC
New York, New York                                          from November 1995 to December 1998; Officer of
10017-3140                                                  other Credit Suisse Funds

Date of Birth: 06/05/63

Robert M. Rizza               Assistant      Since 2002     Assistant Vice President of CSAM; Associated with
Credit Suisse Asset           Treasurer                     CSAM since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
TAX INFORMATION LETTER (UNAUDITED)
October 31, 2003

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   For the fiscal year ended October 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSGPV-2-1003

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 11(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2003. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Richard H. Francis, James S. Pasman, Jr., and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The registrant's code of ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.

          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  January 5, 2004


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  January 5, 2004


          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  January 5, 2004